Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income taxes

9 Income taxes

Current taxes

The Group and its subsidiaries, located both in Brazil and abroad, are taxed in accordance with the tax legislation in effect in each country. The Group analyzes the results of each subsidiary to apply the relevant income tax legislation, in order to comply with treaties signed by Brazil and to avoid double taxation.

Income tax and social contribution taxes are calculated based on the taxable profit for the year and any adjustments relating to prior years. The amount of current tax payable or recoverable is recorded based on Management’s best estimate, taking into account uncertainties related to the calculation of such taxes.

The current income tax charge is calculated using enacted or substantively enacted tax rates at the end of the reporting period in the countries where the Group’s subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in which applicable tax regulation is subject to interpretation and recognizes an accrual, if needed, for probable payments of income tax.

In accordance with the technical interpretation IFRIC23, the Management assessed the relevant tax decisions, identifying any differences in relation to the tax positions adopted by the Group. Based on this analysis, and considering legal opinions and applicable jurisprudence, a provision amounting to US$632 million (US$759 million as of December 31, 2024) was recognized, pertaining to divergences in the taxation of profits from subsidiaries abroad in countries with international treaties. This provision was recorded, reducing the recoverable taxes line item to reflect the potential future realization of this value.

The Company periodically reviews its tax positions where there are uncertainties regarding the applied tax treatment and, whenever necessary, adjusts the provision in accordance with changes in the current regulatory and jurisprudential environment.

Deferred taxes

In the financial statements, the Group deferred tax assets and deferred tax liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities, and when they relate to income taxes levied by the same taxation authority on the same taxable entity, or on different taxable entities that intend either to settle current tax balances on a net basis or to realize the assets and settle the liabilities simultaneously.

Within the Group, tax calculations relate to known tax matters arising from judgments used to measure tax liabilities in the application of complex tax regulations, which are continuously evolving in the tax jurisdictions where the Group operates. Deferred taxes assets are recognized only when it is probable that future taxable profits will be available against which temporary differences may be utilized and tax losses offset, based on projections of taxable results as well as technical feasibility studies submitted annually to the Group Management and, when applicable, to the management bodies of its subsidiaries.

Changes in tax laws and tax rates may affect deferred tax assets and liabilities recorded in the future. Management does not believe there is a reasonable likelihood of a material change in the recognized balances; however, at the end of the fiscal year, the final tax assessment may result in a payment significantly different from the current estimate of tax liabilities or in a change in the effective tax rate reported in the financial statements, due to the complexity of these tax matters. An unfavorable legal settlement for the Group would require a cash outflow and could result in an increase in the effective tax rate upon assessment; a favorable legal settlement may result in a reduction of the effective tax rate upon assessment.

Deferred taxes are recognized on tax loss carryforwards, negative social contribution bases, and temporary differences between the tax bases and the carrying amounts of assets and liabilities. Deferred taxes are not recognized when arising from asset and/or liability adjustments that do not affect the tax bases, except for adjustments related to business combinations. Deferred taxes are determined using tax rates (and laws) that are enacted or substantively enacted at the end of the current reporting period and are expected to apply when the deferred tax asset is realized or the deferred tax liability is settled.

Deferred tax expenses related to goodwill amortization are recognized only when tax amortization of goodwill is recorded for tax purposes.

Tax losses incurred in Brazil do not expire, however their utilization is limited to 30% of taxable income for each fiscal year. The utilization of tax losses in other jurisdictions expires within periods ranging from 10 to 20 years.

	December 31, 2025	December 31, 2024
Deferred income taxes assets	547,014	651,178
Deferred income taxes liabilities	(1,169,300)	(1,095,291)
	(622,286)	(444,113)

a. Composition of deferred tax income and social contribution

a.1 The current balance of benefits related to the tax effects of accumulated tax losses and negative social contribution bases unrecognized by subsidiaries as of December 31, 2025 was US$403,460 (US$531,305 as of December 31, 2024). These amounts originate from companies that do not have a history of profitability or sufficient future profit projections to support their recognition.

	Balance at January 1, 2025	Statement of income	Exchange variation	Other Adjustments (1)	Balance at December 31, 2025
Tax Loss and Negative Social Contribution Base	679,274	148,090	47,942	(191,303)	684,003
Expected credit losses on trade accounts receivable	42,305	(5,458)	3,251	—	40,098
Provisions for contingencies	94,488	(21,943)	8,706	—	81,251
Fair Value Adjustment	(105,837)	(58,238)	(7,039)	—	(171,114)
Inventory valuation	(83,507)	22,931	7,555	—	(53,021)
Hedge Operations (2)	45,960	(9,037)	5,223	(441)	41,705
Tax Credits - Foreign Subsidiaries	8,797	(4,657)	(78)	—	4,062
Provision for Work Accident Insurance - Foreign Subsidiaries	8,964	3,841	—	—	12,805
Pension Plan - Foreign Subsidiaries	3,208	1,043	(27)	(1,773)	2,451
Trade accounts payable accrual	249,854	17,919	5,278	—	273,051
Interest Portion to be Deductible	279,571	40,627	2	—	320,200
Right of use assets	25,966	3,235	2,366	—	31,567
Other Temporary Differences	52,896	29,219	(24,901)	73	57,287
Goodwill amortization	(727,377)	(41,503)	(78,223)	—	(847,103)
Business Combinations	(465,917)	(19,926)	(4,627)	(912)	(491,382)
Realization of other reserves	(88,113)	2,588	(11,010)	—	(96,535)
Cut Off Adjustments (sales)	15,277	(417)	2,031	—	16,891
Accelerated depreciation and amortization	(479,922)	(48,580)	—	—	(528,502)
Deferred taxes, net	(444,113)	59,734	(43,551)	(194,356)	(622,286)
	Balance at January 1, 2024	Statement of income	Exchange variation	Other Adjustments (1)	Balance at December 31, 2024
Tax Loss and Negative Social Contribution Base	840,172	(23,641)	(136,885)	(372)	679,274
Expected credit losses on trade accounts receivable	38,086	8,701	(4,483)	1	42,305
Provisions for contingencies	125,393	(8,595)	(22,310)	—	94,488
Fair Value Adjustment	(70,257)	(30,997)	(4,583)	—	(105,837)
Inventory valuation	(148,818)	66,559	(1,248)	—	(83,507)
Hedge Operations (2)	(25,365)	69,993	1,597	(265)	45,960
Tax Credits - Foreign Subsidiaries	23,684	(14,851)	(36)	—	8,797
Provision for Work Accident Insurance - Foreign Subsidiaries	7,927	1,163	(126)	—	8,964
Pension Plan - Foreign Subsidiaries	11,956	(7,497)	(1,104)	(147)	3,208
Trade accounts payable accrual	230,959	22,747	(3,891)	39	249,854
Interest Portion to be Deductible	211,958	64,576	3,037	—	279,571
Right of use assets	25,417	4,104	(3,592)	37	25,966
Other Temporary Differences	68,889	(2,555)	(11,406)	(2,032)	52,896
Goodwill amortization	(851,839)	(41,842)	166,304	—	(727,377)
Business Combinations	(444,250)	(26,269)	4,602	—	(465,917)
Realization of other reserves	(115,640)	2,435	25,092	—	(88,113)
Cut Off Adjustments (sales)	618	15,678	(1,019)	—	15,277
Accelerated depreciation and amortization	(514,286)	31,273	3,091	—	(479,922)
Deferred taxes, net	(585,396)	130,982	13,040	(2,739)	(444,113)

	Balance at January 1, 2023	Statement of income	Exchange variation	Other Adjustments (1)	Balance at December 31, 2023
Tax Loss and Negative Social Contribution Base	649,164	161,447	29,561	—	840,172
Expected credit losses on trade accounts receivable	31,572	4,768	1,746	—	38,086
Provisions for contingencies	137,347	(19,555)	7,601	—	125,393
Fair Value Adjustment	(79,680)	15,130	(5,707)	—	(70,257)
Inventory valuation	(54,902)	(100,031)	6,115	—	(148,818)
Hedge Operations (2)	8,209	(32,848)	(138)	(588)	(25,365)
Tax Credits - Foreign Subsidiaries	13,196	10,438	21	29	23,684
Provision for Work Accident Insurance - Foreign Subsidiaries	6,139	1,806	(18)	—	7,927
Pension Plan - Foreign Subsidiaries	10,485	3,755	(59)	(2,225)	11,956
Trade accounts payable accrual	241,040	(13,775)	3,694	—	230,959
Interest Portion to be Deductible	76,563	135,106	289	—	211,958
Right of use assets	22,583	2,163	671	—	25,417
Other Active Temporary Differences	105,696	(31,586)	(10,629)	6,026	69,507
Goodwill amortization	(785,958)	(11,297)	(54,584)	—	(851,839)
Business Combinations	(441,428)	(185)	(2,637)	—	(444,250)
Realization of other reserves	(110,379)	3,246	(8,507)	—	(115,640)
Accelerated depreciation and amortization	(586,839)	74,790	(2,237)	—	(514,286)
Deferred taxes, net	(757,192)	203,372	(34,818)	3,242	(585,396)

(1)	For the year ended December 31, 2025, mainly refers to the transfer of tax loss carryforwards and negative Social Contribution on Net Profit bases from the indirect subsidiary Seara Alimentos and its indirect subsidiaries to JBS S.A. These tax losses were used to settle a tax assessment related to the taxation of profits earned abroad for the 2016 calendar year, which was upheld in a final decision by the Administrative Council of Tax Appeals through a casting vote. This enabled full settlement with reductions in fines and interest by using the accumulated tax loss carryforwards. The adjustment also includes deferred taxes related to the gain on the purchase of Agro Alfa and Via Rovigo, as well as cash flow hedge operations recognized in other comprehensive income by the subsidiary Seara Alimentos, and the pension plan in the United States of America.
(2)	The hedge and hedge accounting operations are demonstrated in footnote 27 - Risk management and financial instruments.

a.2 Expected realization of deferred income tax and social contribution on tax losses and negative bases

Deferred tax assets arising from temporary differences will be realized as they are settled or realized. The period of settlement or realization of such differences is imprecise and is linked to several factors that are not under the control of the Group.

In estimating the realization of deferred tax assets, constituted on tax losses and negative basis of social contribution, the Group considers its adjusted budget and strategic plan, based on estimates of the main tax additions and exclusions. Based on this estimate, the Group believes that it is probable that these deferred tax credits will be realized.

b. Reconciliation of income tax and social contribution expense:

	2025	2024	2023
Profit (loss) before taxes	2,620,298	2,711,003	(259,728)
Brazilian statutory corporate tax rate	(34)%	(34)%	(34)%
Expected tax benefit (expense)	(890,901)	(921,741)	88,308

Adjustments to reconcile taxable income tax expense (benefit):
Share of profit of equity-accounted investees	5,745	1,001	3,243
Non-taxable tax benefits (3)	227,075	203,381	461,726
Difference of tax rates on taxable income from foreign subsidiaries	75,755	167,945	(16,299)
Transfer pricing adjustments	(34)	(952)	(12,265)
Profits taxed by-foreign jurisdictions (4)	152,352	(203,735)	(203,986)
Current year deferred taxes not recognized and deferred taxes recognized in prior years	(3,552)	(40,230)	(372,932)
Dividends paid abroad	(7,142)	—	—
Non-taxable interest - Foreign subsidiaries	21,299	671	140,284
Donations and social programs expenses (5)	—	(891)	(7,524)
Research and development benefit	4,960	4,141	—
SELIC interest on tax credits	34,957	26,029	6,521
Other permanent differences	(11,020)	20,988	40,917
Current and deferred income tax benefit (expense)	(390,506)	(743,393)	127,993

Current income tax	(450,240)	(870,474)	(69,460)
Deferred income tax	59,734	127,081	197,453
	(390,506)	(743,393)	127,993
Effective income tax rate	(14.90)%	(27.42)%	49.28%

The average effective tax rate is calculated as the ratio between tax expense (income) and accounting profit. This rate can be influenced by operations that impact tax expense (income), but which have no direct relationship with net income for the period. The following are examples of these operations: the effects of unrecognized deferred taxes, income tax, and social contributions on the realization of the revaluation reserve. This information should be considered when analyzing the effective tax rate.

The nominal tax rate of 34% was adopted in the income tax reconciliation as it reflects the expected tax burden on the Group’s profit, since the profits of international subsidiaries located under the JBS S.A. structure are taxed in Brazil at a rate of 34% through the Taxation of Foreign Profits (TBU) mechanism. This rate adequately represents the consolidated nominal tax burden, as provided for in paragraph 85 of IAS 12 – Income Taxes.

(3)	The Group and its subsidiaries have subsidies granted by state governments, as a presumed credit, in accordance with the regulations of each state. The amounts appropriated from this tax incentive as revenue in the income statement are excluded in the calculation of taxes on profit, when the requirements set out in current legislation are met.
(4)	The income from foreign subsidiaries must be taxed at the Brazilian statutory tax rate of 34%, and the income tax paid abroad by these subsidiaries may be used to compensate income taxes to be paid in Brazil. The results obtained from foreign subsidiaries are subject to taxation by the countries where they are based, according to applicable rates and legislation (profits taxed by-foreign jurisdictions included in the reconciliation of income tax and social contribution expense). The Group analyzes the results of each subsidiary for the application of its income tax legislation, in order to respect the treaties signed by Brazil and avoid double taxation.
(5)	Refers to the donations, as described in Note 26 – Expenses by nature.

Global Minimum Tax

The Organization for Economic Cooperation and Development (OECD) is an international organization composed of 38 member countries that work together to create international standards and seek solutions for various social, economic, and environmental challenges. These solutions range from improving economic performance and creating jobs to promoting sound education and combating international tax evasion.

Regarding the fight against tax evasion, the BEPS (Base Erosion and Profit Shifting) project was created in 2013. This initiative is a collaboration between the G20 (group of the twenty largest economies) and the OECD. The goal of the BEPS project is to implement 15 measures to combat tax evasion, improve the coherence of international tax rules, and ensure a more transparent tax environment on the international stage. The project aims to prevent the abuse of tax regulations that result in the erosion of the tax base, mainly through profit shifting to more favorable or zero-tax jurisdictions.

Pillar II is part of one of the OECD’s latest initiatives, known as BEPS 2.0. It aims to address tax-related issues arising from changes in business models in a globalized environment. The objective of Pillar II is to create a global minimum tax system for multinational companies with an annual global turnover exceeding EUR 750 million. This additional taxation aims to balance the global collection of income taxes from these companies and ensure the payment of a minimum effective global rate of 15% per jurisdiction where the multinational group operates.

From the 2024 calendar year onward, Pillar II rules came into effect in various jurisdictions, impacting multinationals operating in these markets. However, during the first three years of implementation, transitional rules (Safe Harbor) were established to simplify the calculation of the effective tax rate per jurisdiction, facilitating the adaptation of multinational groups to the new requirements.

Additionally, the Company has adopted International Tax Reform - Pillar II Model Rules (Amendments to IAS 12) upon their release on May 23, 2023. The amendments provide a temporary mandatory exception from deferred tax accounting for the impacts of the top-up tax, which is effective immediately, and requires new disclosures about the Pillar II exposure. The Company has applied the temporary mandatory relief from deferred tax accounting for the impacts of the top-up tax and will account for it as a current tax if it is incurred.

As the Group is in scope of these rules and operates in several jurisdictions that adopted the global minimum tax from 2024, including Australia, Canada, France, Ireland, Luxembourg, Malta, the Netherlands, and the United Kingdom, the Company assessed the potential impact of these regulations. Based on current assessments, the Company has not identified any significant tax exposure resulting from this tax in this fiscal year.